                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 30, 2004
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                              EMPIRE RESORTS, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            1-12522                   13-3714474
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

                      Route 17B, Monticello, New York 12701
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                     Address of principal executive offices

       Registrant's telephone number, including area code: (845) 794-4100
                                                           --------------

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         (Former name or former address, if changed since last report.)

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

            Empire  Resorts,  Inc.  issued  a press  release  on June  30,  2004 announcing  the  opening  of  Mighty M Gaming  at  Monticello  Raceway,  a newly renovated  division of the  Monticello  Raceway  featuring  1,743  video  gaming machines. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

       (c)     Exhibits

       99.1    Press Release of Empire Resorts, Inc. dated June 30, 2004.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EMPIRE RESORTS, INC.
Dated: June 30, 2004

                                       By:    /s/ Scott A. Kaniewski
                                              ----------------------------------
                                       Name:  Scott A. Kaniewski
                                       Title: Chief Financial Officer

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